UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                   811-22386

Excelsior Venture Partners III, LLC
(Exact name of registrant as specified in charter)

225 High Ridge Road
Stamford, CT 06905
(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors, LLC
100 Federal Street
Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:        1-866-637-2587

Date of fiscal year end:       October 31

Date of reporting period:          January 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

Excelsior Venture Partners III, LLC
Schedule of Investments
January 31, 2013 (Unaudited)

Principal Amount/Shares	Private Companies(A), (B), (I), (J)	Acquisition Dates(C)	Cost	Fair Value	% of Net Assets(D)
Common Stocks Medical Technology
7,882	Recorders and Medicare Systems (P) Ltd.(E)	12/08	$382,623	$-	-%
	TOTAL COMMON STOCKS - PRIVATE COMPANIES		382,623	-	-%

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A(K)	08/02 - 11/03	1,999,999	-	-%
700,000	Archemix Liquidating Trust Preferred Series B(K)	03/04 - 12/05	367,685	-	-%
	TOTAL LIQUIDATING TRUSTS - PRIVATE COMPANIES		2,367,684	-	-%
Preferred Stocks
Enterprise Software
4,542,763	SOA Software, Inc. Series F(F)	05/08	5,681,135	-	-%

Wireless
4,433,333	Ethertronics, Inc. Series B(G)	06/01 - 05/04	6,650,000	17,543,402	42.99%
1,969,205	Ethertronics, Inc. Series C(G)	05/05 - 03/10	2,953,808	7,792,458	19.10%
758,542	Ethertronics, Inc. Series D(G)	03/09	1,137,813	3,001,670	7.36%
			10,741,621	28,337,530	69.45%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		16,422,756	28,337,530	69.45%

	TOTAL PRIVATE COMPANIES		19,173,063	28,337,530	69.45%

Excelsior Venture Partners III, LLC
Schedule of Investments
January 31, 2013 (Unaudited) (continued)

Percent Owned(H)	Private Investment Funds(A), (B), (I), (J)	Acquisition Dates(C)	Commitment	Cost	Fair Value	% of Net Assets(D)

Early-Stage Information Technology
0.98%	Sevin Rosen Fund IX, L.P.	10/04 - 08/11	$3,000,000	$2,376,609	$1,469,279	3.60%
2.36%	Tallwood II, L.P.	12/02 - 09/08	3,000,000	2,535,833	459,115	1.13%
1.70%	Valhalla Partners, L.P.	10/03 - 08/12	3,000,000	1,471,572	1,326,906	3.25%
			9,000,000	6,384,014	3,255,300	7.98%

Early-Stage Life Sciences and Technology
1.09%	Burrill Life Sciences Capital Fund	12/02 - 02/12	3,000,000	-	465,871	1.14%
1.27%	CHL Medical Partners II, L.P.	01/02 - 05/09	2,000,000	340,950	730,955	1.79%
1.03%	CMEA Ventures VI, L.P.	12/03 - 09/12	3,000,000	2,573,661	1,508,644	3.70%
			8,000,000	2,914,611	2,705,470	6.63%

Multi-Stage Life Sciences, Communications and Health Care
0.36%	Advanced Technology Ventures VII, L.P.	08/01 - 12/12	2,700,000	1,198,798	1,290,984	3.16%
0.35%	Morgenthaler Partners VII, L.P.	07/01 - 01/10	3,000,000	877,917	693,644	1.70%
0.59%	Prospect Venture Partners II, L.P.	06/01 - 12/12	3,000,000	30,000	455,686	1.12%
			8,700,000	2,106,715	2,440,314	5.98%

	TOTAL PRIVATE INVESTMENT FUNDS			11,405,340	8,401,084	20.59%

	TOTAL INVESTMENTS		$25,700,000	$30,578,403	36,738,614	90.04%

	OTHER ASSETS & LIABILITIES (NET)				4,062,938	9.96%
	NET ASSETS				40,801,552	100.00%

(A)	Non-income producing securities. Restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at January 31, 2013, aggregated $30,578,403. Total fair value of illiquid and restricted securities at January 31, 2013 was $36,738,614 or 90.04% of net assets.
(C)	Acquisition Dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.

(D)	Calculated as fair value divided by the Company's net assets.
(E)	Tensys Medical, Inc. merged with Recorders and Medicare Systems (P) Ltd. on December 19, 2008. As of January 2, 2010, Recorders and Medicare Systems (P) Ltd. became a subsidiary of HBM Bio Ventures (Cayman) Ltd.
(F)	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008.
(G)	At January 31, 2103, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Total fair value of affiliated securities owned at January 31, 2013 (including investments in controlled affiliates) was $28,337,530 or 69.45% of net assets.
(H)	Represents the Company's capital balance as a percentage of the Private Investment Fund's total capital or the Fund's commitment as a percentage of the Private Investment Fund's total commitments.

Excelsior Venture Partners III, LLC
Schedule of Investments
January 31, 2013 (Unaudited) (continued)

(I)	The estimated cost of the Private Companies at January 31, 2013, for federal income tax purposes is $21,173,063. The resulting unrealized appreciation for federal income tax purposes is $7,164,467, which consists of unrealized appreciation and depreciation of $17,595,909 and $10,431,442 respectively. The estimated cost of the Private Investment Funds at January 31, 2013, for federal income tax purposes is $9,844,197. The resulting unrealized depreciation for federal income tax purposes is $1,443,113, which consists of unrealized appreciation and depreciation of $756,691 and $2,199,804, respectively.
(J)	All investments are based in the United States with the exception of Recorders and Medicare Systems (P) Ltd. which is located in India.
(K)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned or if earned may not be earned at the times currently estimated.

Valuation of Investments:

Excelsior Venture Partners III, LLC (the "Company") computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by Bank of America Capital Advisors LLC (the “Investment Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in private investment funds (the “Private Investment Funds”) and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable.  Generally, the value of each Private Investment Fund is determined to be that value reported to the Company by the Private Investment Fund as of each quarter-end, determined by the Private Investment Fund in accordance with its own valuation policies.  The Company follows the authoritative guidance under accounting principles generally accepted in the Unites States of America (“U.S. GAAP”) for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies.

While the Investment Adviser may rely on a Private Investment Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Company’s stated accounting policies.  In reviewing valuations from the Private Investment Funds, the Investment Adviser takes into consideration all reasonably available information from the Private Investment Funds related to valuation.  If the Investment Adviser determines that a Private Investment Fund’s value as reported by that Private Investment Fund does not represent current value, or in the event a Private Investment Fund does not report a quarter-end value to the Company on a timely basis, then the Private Investment Fund is valued at its fair value in accordance with the Procedures.  In determining fair value of a Private Investment Fund, the Investment Adviser shall calculate a value for such Private Investment Fund subject to review and supervision by the valuation committee of the Board (the “Valuation Committee”) that it reasonably believes represents the amount the Company could reasonably expect to receive from the Private Investment Fund if the Company were able to sell its interests in the Private Investment Fund at that time.  In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "fair value" basis and in conformity with U.S. GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies there are a range of values that are reasonable for such investments at any particular time. Initially, private companies (“Private Companies”) are valued based upon their original cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Investment Adviser, based on either a market or appraisal method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or the Valuation Committee under the supervision of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

At January 31, 2013, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $36,738,614 or 90.04% of net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FASB ASC 820-10 "Fair Value Measurements and Disclosure" establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds' investment portfolio or other assets and liabilities.

An individual Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes ‘‘observable’’ requires significant judgment by the Company, Board and Valuation Committee. The Company, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Investment Fund.

All of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in such Private Investment Funds for which there is no active market. The Company's interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of January 31, 2013.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Common Stock	$-	$-	$-	$-
Liquidating Trusts	-	-	-	-
Preferred Stocks	-	-	28,337,530	28,337,530
Investments in Private Investment Funds
Early-Stage Information Technology	-	-	3,255,300	3,255,300
Early-Stage Life Sciences and Technology	-	-	2,705,470	2,705,470
Multi-Stage Life Sciences, Communications and Health Care	-	-	2,440,314	2,440,314
Totals:	$-	$-	$36,738,614	$36,738,614

The following table includes a rollforward of the amounts for the three months ended January 31, 2013 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Market Value Measurements using Level 3 inputs	Private Companies	Private Investment Funds
Balance as of November 1, 2012	$36,021,310	$9,183,525
Net change in unrealized appreciation/(depreciation) on investments	(7,683,780)	(279,430)
Distributions	-	(600,511)
Contributions	-	97,500
Net realized gain/(loss) on investments	-	-
Balance as of January 31, 2013	$28,337,530	$8,401,084

The net change in unrealized appreciation relating to Level 3 investments still held at the reporting date for Private Companies and Private Investment Funds is $(7,683,780) and $(279,430), respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

The valuation of the Company's Level 3 investments shown in the table above may involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Investment Adviser such as the net asset value as reported to the Company by the Private Investment Funds or investments for which fair value is determined by recent, pending or expected transactions without adjustment.

The Company has investments in Private Investment Funds valued at $8,401,084. The Company generally uses the capital balance reported by the Private Investment Funds as a primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interest, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds' investment portfolio or other assets and liabilities.

The Company has preferred stock investments and common stock investments valued at $0 based on inputs determined by evaluating a variety of factors including performance of the Private Companies, macroeconomic conditions, industry and market developments, market valuations for comparable companies and developments specific to the Private Companies including their capitalization structure and realization opportunities.

The Company has liquidating trust investments valued at $0 using the income approach, as the income approach provides the most timely, reliable and accurate value of the Private Company based on the amounts that may be paid to holders of its preferred units upon reaching certain milestones. The Company assigns a remote probability of receiving such payments based on the performance history of the Private Company and other factors.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Private Investment Funds as of January 31, 2013 is one to two years with the possibility of extensions in each of the Private Investment Funds.

Investments in Private Companies and Private Investment Funds are closed investment vehicles, which provide for no liquidity or redemption option, and are not readily marketable.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Excelsior Venture Partners III, LLC

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	April 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	April 1, 2013

By (Signature and Title)	/s/ Steven L. Suss
Steven L. Suss, Treasurer and Chief Financial Officer

Date	April 1, 2013